                                                                    EXHIBIT 99.3


                        [HEALTHCARE REALTY TRUST LOGO]


                            Supplemental Data Report

                      Three Months Ended December 31, 2003

    Dollars in thousands, except per share data, unless otherwise disclosed

                         Updated as of January 29, 2004


1)       RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED


                                                                    FOR THE THREE MONTHS                FOR THE TWELVE MONTHS
                                                                        ENDED DEC 31,                        ENDED DEC 31,
                                                               ------------------------------       ------------------------------
                                                                   2003              2002               2003              2002
                                                               ------------      ------------       ------------      ------------

NET INCOME (2)                                                 $     16,856      $      7,498       $     70,507      $     70,091

        NET (GAIN)/LOSS ON SALE OF REAL ESTATE PROPERTIES               441              (516)             1,109            (3,388)

        PREFERRED STOCK DIVIDEND                                          0                 0                  0            (4,992)

        REAL ESTATE DEPRECIATION AND AMORTIZATION                    11,741             9,907             42,370            40,317
                                                               ------------      ------------       ------------      ------------
        TOTAL ADJUSTMENTS                                            12,182             9,391             43,479            31,937
                                                               ------------      ------------       ------------      ------------

FUNDS FROM OPERATIONS - BASIC AND DILUTED                      $     29,038      $     16,889       $    113,986      $    102,028
                                                               ============      ============       ============      ============

FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                 $       0.70      $       0.41       $       2.77      $       2.49
                                                               ============      ============       ============      ============

FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED               $       0.69      $       0.40       $       2.73      $       2.45
                                                               ============      ============       ============      ============

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                    41,693,382        41,147,227         41,129,282        40,974,532
                                                               ============      ============       ============      ============

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                  42,276,811        41,747,036         41,780,088        41,606,068
                                                               ============      ============       ============      ============

(1) Funds From Operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). Beginning with the first quarter of 2003, the Company calculated and reported FFO and FFO per share in accordance with NAREIT's April 2002 White Paper. NAREIT defines FFO as "The most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

         The Company considers FFO to be an informative measure of REIT performance commonly used in the REIT industry. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) Net income includes non-cash deferred compensation of $686 and $581, respectively, for the three months ended December 31, 2003 and 2002, and $2.9 million and $2.3 million, respectively, for the twelve months ended December 31, 2003 and 2002. Net income for the three and twelve months ended December 31, 2002 includes an $11.8 million charge related to the retirement of one executive officer and the elimination of several other officer and employee positions in the fourth quarter of 2002.


-------------------------------------------------------------------------------
     Quarterly Supplemental Data Report is also available on the Company's website-- www.healthcarerealty.com
                       Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
-------------------------------------------------------------------------------


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                         PAGE 1 OF 13

2)       CONSOLIDATED BALANCE SHEETS


ASSETS                                                                                   (Unaudited)                 (1)
                                                                                        DEC. 31, 2003           DEC. 31, 2002
                                                                                        -------------           -------------

Real estate properties (2):
   Land                                                                                  $   139,732             $   135,791
   Buildings, improvements and lease intangibles                                           1,405,426               1,332,872
   Personal property                                                                          14,416                   5,730
   Construction in progress                                                                   13,198                  10,546
                                                                                         -----------             -----------
                                                                                           1,572,772               1,484,939
   Less accumulated depreciation                                                            (232,763)               (192,293)
                                                                                         -----------             -----------
      Total real estate properties, net                                                    1,340,009               1,292,646

Cash and cash equivalents                                                                      3,840                     402

Mortgage notes receivable                                                                     91,835                 102,792

Other assets, net                                                                             90,026                  93,706
                                                                                         -----------             -----------

Total assets                                                                             $ 1,525,710             $ 1,489,546
                                                                                         ===========             ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Notes and bonds payable                                                               $   590,281             $   545,063

   Accounts payable and accrued liabilities                                                   15,649                  24,960

   Other liabilities                                                                          17,502                  11,324
                                                                                         -----------             -----------

Total liabilities                                                                            623,432                 581,347
                                                                                         -----------             -----------

Commitments and contingencies                                                                      0                       0

Stockholders' equity:
   Preferred stock, $.01 par value; 50,000,000 shares authorized;
           issued and outstanding, none                                                            0                       0
   Common stock, $.01 par value; 150,000,000 shares authorized;
           issued and outstanding, 2003 -- 42,823,916; 2002 -- 41,823,564                        428                     418

   Additional paid-in capital                                                              1,054,465               1,024,467

   Deferred compensation                                                                     (18,396)                (16,251)

   Cumulative net income                                                                     515,659                 445,152

   Cumulative dividends                                                                     (649,878)               (545,587)
                                                                                         -----------             -----------

Total stockholders' equity                                                                   902,278                 908,199
                                                                                         -----------             -----------

Total liabilities and stockholders' equity                                               $ 1,525,710             $ 1,489,546
                                                                                         ===========             ===========


(1) The balance sheet at December 31, 2002 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2) Total weighted average depreciable life is 34.6 years. (see schedule 5)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                         PAGE 2 OF 13

3)       CONSOLIDATED STATEMENTS OF INCOME


                                                                    FOR THE THREE MONTHS              FOR THE TWELVE MONTHS
                                                                       ENDED DEC 31,                      ENDED DEC 31,
                                                               ------------------------------     ------------------------------
                                                                   2003              2002             2003              2002
                                                               ------------      ------------     ------------      ------------
                                                               (Unaudited)       (Unaudited)      (Unaudited)       (Unaudited)

REVENUES
    Master lease rental income                                 $     23,088      $     22,647     $     88,963      $     91,966
    Property operating income                                        22,771            18,673           85,954            74,477
    Straight line rent                                                  552               844            2,553             2,588
    Mortgage interest income                                          2,763             2,694           10,441            13,308
    Interest and other income                                           751               980            4,086             3,407
                                                               ------------------------------     ------------------------------
                                                                     49,925            45,838          191,997           185,746

EXPENSES
    General and administrative (1)                                    2,887            13,854           11,122            22,229
    Property operating expenses                                       9,821             7,420           34,876            28,542
    Interest                                                          8,964             8,229           34,601            34,195
    Depreciation                                                     10,973            10,013           42,142            39,587
    Amortization                                                         13                25               53               126
                                                               ------------------------------     ------------------------------
                                                                     32,658            39,541          122,794           124,679
                                                               ------------------------------     ------------------------------

INCOME FROM CONTINUING OPERATIONS                                    17,267             6,297           69,203            61,067

DISCONTINUED OPERATIONS
    Operating income from Discontinued Operations                        30               685            2,413             5,636
    Gain/(loss) on sale of real estate properties                      (441)              516           (1,109)            3,388
                                                               ------------------------------     ------------------------------
                                                                       (411)            1,201            1,304             9,024

NET INCOME                                                     $     16,856      $      7,498     $     70,507      $     70,091
                                                               ==============================     ==============================

BASIC EARNINGS PER COMMON SHARE:

    INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE         $       0.41      $       0.15     $       1.68      $       1.35
                                                               ==============================     ==============================

    DISCONTINUED OPERATIONS PER COMMON SHARE                   $      (0.01)     $       0.03     $       0.03      $       0.22
                                                               ==============================     ==============================

    NET INCOME PER COMMON SHARE                                $       0.40      $       0.18     $       1.71      $       1.57
                                                               ==============================     ==============================

DILUTED EARNINGS PER COMMON SHARE:

    INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE         $       0.41      $       0.15     $       1.66      $       1.34
                                                               ==============================     ==============================

    DISCONTINUED OPERATIONS PER COMMON SHARE                   $      (0.01)     $       0.03     $       0.03      $       0.21
                                                               ==============================     ==============================

    NET INCOME PER COMMON SHARE                                $       0.40      $       0.18     $       1.69      $       1.55
                                                               ==============================     ==============================

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                    41,693,382        41,147,227       41,129,282        40,974,532
                                                               ==============================     ==============================

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                  42,276,811        41,747,036       41,780,088        41,606,068
                                                               ==============================     ==============================


         NOTE: The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

         (1) General and administrative expense for the three and twelve months ended December 31, 2002 includes an $11.8 million charge related to the retirement of one executive officer and the elimination of several other officer and employee positions in the fourth quarter of 2002.

           RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)


                                                               FOR THE THREE MONTHS                 FOR THE TWELVE MONTHS
                                                                   ENDED DEC 31,                        ENDED DEC 31,
                                                           ---------------------------           ---------------------------
                                                             2003               2002               2003               2002
                                                           --------           --------           --------           --------

NET INCOME                                                 $ 16,856           $  7,498           $ 70,507           $ 70,091

DEPRECIATION AND AMORTIZATION (1)                            12,050             10,038             43,589             39,713
DEPRECIATION AND AMORTIZATION (2)                            (9,350)            (9,008)           (35,775)           (33,796)
GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS              (318)               821                 83             12,473
STRAIGHT LINE RENT                                             (552)            (1,017)            (2,634)            (3,143)
OTHER                                                        (5,371)            10,364            (15,322)            12,310
                                                           ---------------------------           ---------------------------
                                                             (3,541)            11,198            (10,059)            27,557
                                                           ---------------------------           ---------------------------

TAXABLE INCOME (3)                                         $ 13,315           $ 18,696           $ 60,448           $ 97,648
                                                           ===========================           ===========================

         (1)      Per books

         (2)      Tax basis

         (3)      Before REIT dividend paid deduction

         NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                         PAGE 3 OF 13

4)       INVESTMENT PROGRESSION

         A)       CONSTRUCTION IN PROGRESS


                                                                      FOR THE THREE                       FOR THE TWELVE
                                                         NUMBER OF     MONTHS ENDED          NUMBER OF     MONTHS ENDED
                                                        PROPERTIES       12/31/03           PROPERTIES       12/31/03
                                                        ---------------------------         ----------------------------

         Balance at beginning of period                         2          $  9,033                 3           $ 10,546

         Fundings on projects in existence at
           the beginning of the period                          0             4,165                 0              9,776

         New Projects started during the period                 0                 0                 1              3,029

         Completions                                            0                 0                (2)           (10,153)
                                                        ---------------------------         ----------------------------
         Balance at end of period                               2          $ 13,198                 2           $ 13,198
                                                        ===========================         ============================


         B)       REAL ESTATE PROPERTIES


                                                                     FOR THE THREE                              FOR THE TWELVE
                                                  NUMBER OF           MONTHS ENDED            NUMBER OF          MONTHS ENDED
                                                 PROPERTIES            12/31/03              PROPERTIES            12/31/03
                                                 ---------------------------------           ---------------------------------

         Balance at beginning of period                  203           $ 1,559,300                   195           $ 1,474,393

         Acquisitions                                      0                     0                     9                78,435

         Additions/Improvements                            0                 3,554                     0                17,886

         Completions (CIP)                                 0                     0                     2                10,153

         Sales (1)                                        (1)               (3,280)                   (4)              (21,293)
                                                 ---------------------------------           ---------------------------------
         Balance at end of period                        202           $ 1,559,574                   202           $ 1,559,574
                                                 =================================           =================================


         C)       MORTGAGE NOTES RECEIVABLE


                                                                 FOR THE THREE                          FOR THE TWELVE
                                                  NUMBER OF       MONTHS ENDED            NUMBER OF      MONTHS ENDED
                                                 PROPERTIES         12/31/03             PROPERTIES        12/31/03
                                                 -----------------------------           -----------------------------

         Balance at beginning of period                 15           $  92,448                  23           $ 102,792

         Funding of Mortgages                            0                   0                   2              28,952

         Repayments (1)                                 (1)               (547)                (11)            (39,166)

         Amortization                                    0                 129                   0                   0

         Scheduled Principal Payments                    0                (195)                  0                (743)
                                                 -----------------------------           -----------------------------
         Balance at end of period                       14           $  91,835                  14           $  91,835
                                                 =============================           =============================


(1) During the fourth quarter of 2003, the Company sold one comprehensive ambulatory care center in Florida for $3.3 million. Additionally, a $0.5 million mortgage note receivable on a physician clinic in Texas was repaid in full.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                         PAGE 4 OF 13

5)       INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION


                                    OUTPATIENT FACILITIES                       INPATIENT FACILITIES
                      ------------------------------------------------ -------------------------------------------
                        Ancill-             Comp.              Other                      In-     Inde-    Other
                         ary                Ambu-              Out-    Assisted Skilled patient  pendent    In-
                       Hospital            latory   Medical   patient   Living  Nursing  Rehab   Living   patient
                        Facil-  Physician   Care    Office    Facili-   Facili- Facili-  Facili-  Facili-  Facili-            % of
                        ities    Clinics   Centers Buildings  ties (1)   ties    ties     ties     ties    ties (2)  Total   Total
                      ------------------------------------------------ -------------------------------------------------------------

OPERATING
PROPERTIES
   1 Arizona          $  3,612           $ 13,489                                                                  $  17,101   1.03%
   2 California         49,237             32,475                                                                     81,712   4.91%
   3 Florida            31,128  $22,364    52,397  $  8,491                                                          114,380   6.87%
   4 Georgia             7,018                                                                                         7,018   0.42%
   5 Hawaii             20,699                                                                                        20,699   1.24%
   6 Kansas             11,020                                                                                        11,020   0.66%
   7 Louisiana          10,933                                                                                        10,933   0.66%
   8 Mississippi         7,610                                                                                         7,610   0.46%
   9 Missouri                     5,659    12,470                                                                     18,129   1.09%
  10 Nevada             45,232                                                                                        45,232   2.72%
  11 Pennsylvania        4,928    4,962              10,730                                               $2,889      23,509   1.41%
  12 Tennessee          65,075    8,994              11,022                                                           85,091   5.11%
  13 Texas              31,678                       54,295                                                           85,973   5.16%
  14 Virginia           30,115    3,291              12,533                                                           45,939   2.76%
  15 Wyoming            18,697                                                                                        18,697   1.12%
                      ------------------------------------------------ -------------------------------------------------------------
      TOTAL OPER.
      PROPERTIES       336,982   45,270   110,831    97,071         --       --      --       --       --  2,889     593,043  35.63%
                      ------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                  SAME FACILITY NOI GROWTH FOR OPERATING PROPERTIES:     2.5%
------------------------------------------------------------------------------------------------------------------------------------
MASTER LEASES
   1 Alabama          $ 43,917                                 $11,488 $  4,370          $ 17,722                  $  77,497   4.66%
   2 Arizona             5,274                                                  $  2,874                               8,148   0.49%
   3 Arkansas                                                    3,055                                                 3,055   0.18%
   4 California         29,291   $8,363                          1,046                                    $12,688     51,388   3.09%
   5 Colorado                                                             4,967   21,441                              26,408   1.59%
   6 Connecticut                                                         12,189                                       12,189   0.73%
   7 Florida            39,834   45,858  $ 3,312   $  1,448      9,555   21,869   10,206   11,703                    143,785   8.64%
   8 Georgia                      5,427                          1,595   10,079                                       17,101   1.03%
   9 Illinois                    11,939                          1,486                                                13,425   0.81%
  10 Indiana                                                                       3,640                               3,640   0.22%
  11 Kansas                                                                        7,593                               7,593   0.46%
  12 Massachusetts               12,034                                                                               12,034   0.72%
  13 Michigan                                                                     21,913                   13,859     35,772   2.15%
  14 Mississippi                                                 4,481    3,474                                        7,955   0.48%
  15 Missouri                             16,370                 4,570    6,250   11,139                              38,329   2.30%
  16 Nevada              7,034                                   3,801                                                10,835   0.65%
  17 New Jersey                                                          19,047                                       19,047   1.14%
  18 North Carolina                                                       3,982                                        3,982   0.24%
  19 Ohio                                                                 4,612                                        4,612   0.28%
  20 Oklahoma                                                                     13,341                              13,341   0.80%
  21 Pennsylvania                                                        32,180   21,765  113,867                    167,812  10.08%
  22 Tennessee           3,139    2,611                                   3,874    8,335                              17,959   1.08%
  23 Texas              39,695   17,314   22,273      1,992              28,895   19,466   13,203 $43,680   6,023    192,541  11.57%
  24 Virginia           22,994                        1,941      2,166   17,675   37,234                              82,010   4.93%
                      ------------------------------------------------ -------------------------------------------------------------
      TOTAL MASTER
      LEASES           191,178  103,546   41,955      5,381     43,243  173,463  178,947  156,495  43,680  32,570    970,458  58.30%
                      ------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                  SAME FACILITY NOI GROWTH FOR MASTER LEASES:            1.6%
------------------------------------------------------------------------------------------------------------------------------------
      Corporate
      Property                                                                                                         9,271   0.56%
                       ------------------------------------------------ ------------------------------------------------------------
      TOTAL EQUITY
      INVESTMENTS     $528,160 $148,816 $152,786   $102,452    $43,243 $173,463 $178,947 $156,495 $43,680 $35,459 $1,572,772  94.48%
                      ================================================ =============================================================
------------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs):               36.4     33.5     33.5       34.7       35.5     32.4     35.1     34.8    31.6    34.6       34.6
Wtd Avg Period
Held (yrs):                6.4      6.2      6.2        5.9        6.8      4.7      6.5      5.2     5.2     6.8        6.0
------------------------------------------------------------------------------------------------------------------------------------

MORTGAGES
  1 Arizona                                                            $  4,633                           $16,628 $   21,261   1.28%
  2 California                                                            4,904                                        4,904   0.29%
  3 Florida                                                              11,408                   $23,061             34,469   2.07%
  4 Georgia                                                               1,102                                        1,102   0.07%
  5 Idaho                                                                 4,701                                        4,701   0.28%
  6 Michigan                                                                    $  1,554                               1,554   0.09%
  7 Oregon                                                                2,742                                        2,742   0.16%
  8 South Carolina                                                        2,895                                        2,895   0.17%
  9 Tennessee                                                                     18,207                              18,207   1.09%
                      ------------------------------------------------ -------------------------------------------------------------
      TOTAL MTG.
      INVESTMENTS     $     -- $     -- $     --   $     --    $    -- $ 32,385 $ 19,761 $     -- $23,061 $16,628 $   91,835   5.52%
                      ------------------------------------------------ -------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                  SAME FACILITY NOI GROWTH FOR MORTGAGES:                0.7%
------------------------------------------------------------------------------------------------------------------------------------

      TOTAL
      INVESTMENTS     $528,160 $148,816 $152,786   $102,452    $43,243 $205,848 $198,708 $156,495 $66,741 $52,087 $1,664,607 100.00%
                      ================================================ =============================================================

      PERCENT OF
      $ INVESTED       31.907%   8.990%   9.230%     6.189%     2.612%  12.435%   12.004%  9.454%  4.032%  3.147%    100.00%
                      ================================================ =============================================================

      NUMBER OF
      PROPERTIES            60       27       12         13         12       38        36       9       6       5        218
                      ================================================ =============================================================

      NUMBER OF
      BEDS                                                                2,794     3,719     773   1,193     374      8,853
                                                                       =============================================================

(1)  3 facility types <2% each.

(2)  4 facility types <2% each.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                         PAGE 5 OF 13

6)       INVESTMENT BY OPERATOR/SIGNIFICANT TENANT


                                         Number
                                           of                 Number             Total
                                          Real      (1)         of               Number
                                         Estate     Real     Mortgage  Mortgage    of      (1)
                                         Proper-    Estate    Proper-   Invest-  Proper-  Total
                                          ties    Investment   ties      ment     ties   Investment  Commitments   Total     Percent
                                         -------------------------------------------------------------------------------------------

PUBLIC OR INVESTMENT GRADE OPERATORS/
SIGNIFICANT TENANTS
-------------------------------------
      1 Healthsouth                        27    $  276,718                         27    $  276,718             $  276,718   16.33%
      2 HCA                                23       203,788                         23       203,788                203,788   12.03%
      3 Tenet Healthcare Corporation       13       108,952                         13       108,952                108,952    6.43%
      4 Emeritus Corporation               12        72,975                         12        72,975                 72,975    4.31%
      5 Baptist Memorial Healthcare
        Corporation                         5        60,946                          5        60,946   $ 4,171       65,117    3.84%
      6 Baylor Health Systems               1         6,421                          1         6,421    25,943       32,364    1.91%
      7 Methodist Healthcare System         4        26,535                          4        26,535                 26,535    1.57%
      8 Vanguard Health System              2        26,200                          2        26,200                 26,200    1.55%
      9 Triad Hospitals, Inc.               4        22,934                          4        22,934                 22,934    1.35%
     10 Hawaii Pacific Health               2        20,699                          2        20,699                 20,699    1.22%
     11 Ephrata Community Hospital          3        20,620                          3        20,620                 20,620    1.22%
     12 MedCath Corporation                 1         3,612      1      $16,628      2        20,240                 20,240    1.19%
     13 Psychiatric Solutions, Inc.         2        19,881                          2        19,881                 19,881    1.17%
     14 United Medical Center               1        18,697                          1        18,697                 18,697    1.10%
     15 KS Management Services              1        17,314                          1        17,314                 17,314    1.02%
  16-27 12 Operators With Less
        than 1% Each                       19       109,108      0           --     19       109,108        --      109,108    6.44%
                                         -------------------------------------------------------------------------------------------
                                          120     1,015,400      1       16,628    121     1,032,028    30,114    1,062,142   62.67%
                                         -------------------------------------------------------------------------------------------

OTHER OPERATORS/SIGNIFICANT TENANTS
-----------------------------------
     28 Life Care Centers of America       10    $   74,881      2      $15,596     12    $   90,477             $   90,477    5.34%
     29 Summerville Senior Living           5        53,105                          5        53,105                 53,105    3.13%
     30 Lewis-Gale Clinic, LLC              8        45,939                          8        45,939                 45,939    2.71%
     31 Senior Lifestyles                   4        43,630                          4        43,680                 43,680    2.58%
     32 Multi-tenant                        5        37,891                          5        37,891                 37,891    2.24%
     33 Kerlan-Jobe Orthopaedic Clinic      1        32,475                          1        32,475                 32,475    1.92%
     34 Melbourne Internal Medicine         4        28,554                          4        28,554                 28,554    1.69%
     35 Trans Healthcare, Inc.              2        24,089                          2        24,089                 24,089    1.42%
     36 Generations Management
        Services, LLC                       6        23,184                          6        23,184                 23,184    1.37%
     37 Aston Care Systems, Inc.                                 2       23,061      2        23,061                 23,061    1.36%
     38 Ruxton Health Care                  3        21,178                          3        21,178                 21,178    1.25%
     39 M D Anderson                        1        19,199                          1        19,199                 19,199    1.13%
  40-61 22 Operators With Less
        than 1% Each                       35       143,926      9       36,550     44       180,476        --      180,476   10.65%
                                         -------------------------------------------------------------------------------------------
                                           84    $  548,101     13      $75,207     97    $  623,308        --   $  623,308   36.78%
                                         -------------------------------------------------------------------------------------------
        Corporate Property                            9,271                                    9,271                  9,271    0.55%
                                         -------------------------------------------------------------------------------------------

                                          204    $1,572,772     14      $91,835    218    $1,664,607   $30,114   $1,694,721  100.00%
                                         ===========================================================================================

         (1)      Includes construction in progress.

7)    SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION


                         Number of Properties                Owned
                     ----------------------------   ---------------------------------  Third Party
                              Third   Mort-           Not       Construction             Property
                     Owned    Party   gages Total   Managed      In Progress Managed    Management   Mortgages   Total      Percent
                     ----------------------------   ---------------------------------  --------------------------------------------
 1 Florida             33       6      4      43       752,896                746,190      55,501      942,807   2,497,394  20.60%
 2 Texas               30                     30     1,296,722    165,000     540,580                            2,002,302  16.51%
 3 Tennessee           15       5      2      22       133,471     60,000     502,507     276,832      142,191   1,115,001   9.20%
 4 Virginia            24                     24       527,428                472,388     111,998                1,111,814   9.17%
 5 Pennsylvania        20                     20       722,053                117,997                              840,050   6.93%
 6 California          12              1      13       184,913                481,205                   50,000     716,118   5.91%
 7 Alabama             10                     10       507,530                                                     507,530   4.19%
 8 Michigan             8              1       9       315,227                                          49,408     364,635   3.01%
 9 Connecticut          1      31             32        59,387                            258,017                  317,404   2.62%
10 Missouri            10                     10       201,167                106,146                              307,313   2.53%
11 Nevada               3                      3        43,579                198,064                              241,643   1.99%
12 Georgia              5              1       6       138,599                 58,030                   40,000     236,629   1.95%
13 Colorado             3                      3       225,094                                                     225,094   1.86%
14 Arizona              4              2       6        74,507                 75,621                   60,078     210,206   1.73%
15 Mississippi          3       3              6        25,000                 94,987      73,670                  193,657   1.60%
16 Hawaii               2                      2                              142,116                              142,116   1.17%
17 Wyoming              1       1              2                              139,647                              139,647   1.15%
18 Oklahoma             5                      5       139,216                                                     139,216   1.15%
19 Louisiana            2                      2                              129,770                              129,770   1.07%
20 Kansas               2                      2        57,035                 70,908                              127,943   1.06%
21 Illinois             3                      3       115,100                                                     115,100   0.95%
22 New Jersey           2                      2       110,844                                                     110,844   0.91%
23 Massachusetts        2                      2        92,742                                                      92,742   0.76%
24 Oregon               0              1       1                                                        80,429      80,429   0.66%
25 North Carolina       1                      1        33,181                                                      33,181   0.27%
26 Ohio                 1                      1        33,181                                                      33,181   0.27%
27 Indiana              1                      1        29,500                                                      29,500   0.24%
28 Idaho                0              1       1                                                        29,118      29,118   0.24%
29 South Carolina       0              1       1                                                        23,000      23,000   0.19%
30 Arkansas             1                      1        11,963                                                      11,963   0.10%
                     -----------------------------   ------------------------------------------------------------------------------
   TOTAL SQUARE FEET                                 5,830,335    225,000   3,876,156     776,018    1,417,031  12,124,540 100.00%
                                                     ==============================================================================
   TOTAL PROPERTIES    204     46     14     264
                     =============================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                         PAGE 6 OF 13

8)       SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE


                                                        Owned
                                       -----------------------------------   Third Party
                                         Not       Construction               Property
                                       Managed     In Progress     Managed    Management   Mortgages      Total     Percent
                                       -----------------------------------   ----------------------------------------------

Ancillary Hospital Facility            1,096,588     165,000     2,412,044                              3,673,632    30.30%
Medical Office Buildings                 237,735      60,000       454,336     746,617                  1,498,688    12.36%
Skilled Nursing Facilities             1,266,081                                             191,599    1,457,680    12.02%
Assisted Living Facilities             1,051,722                                             380,707    1,432,429    11.81%
Independent Living Facilities            308,742                                             835,147    1,143,889     9.43%
Physician Clinics                        649,448                   281,813                                931,261     7.68%
Comprehensive Ambulatory Care Centers     96,857                   691,012                                787,869     6.50%
Inpatient Rehab Hospitals                643,383                                                          643,383     5.31%
Other Outpatient Facilities              263,438                    36,951                                300,389     2.48%
Other Inpatient Facilities               216,341                                29,401         9,578      255,320     2.11%
                                       -----------------------------------   ----------------------------------------------
TOTAL SQUARE FEET                      5,830,335     225,000     3,876,156     776,018     1,417,031   12,124,540   100.00%
                                       ===================================   ==============================================
PERCENT OF TOTAL SQUARE FOOTAGE           48.09%       1.86%        31.97%       6.40%        11.69%      100.00%
                                       ===================================   =====================================
TOTAL NUMBER OF PROPERTIES                   140           2            62          46            14          264
                                       ===================================   =====================================

9)       SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT


                                                                     Owned
                                                    -----------------------------------  Third Party
                                                       Not      Construction               Property
                                                     Managed    In Progress     Managed   Management  Mortgages     Total   Percent
                                                    -----------------------------------  ------------------------------------------

PUBLIC OR INVESTMENT GRADE OPERATOR/
SIGNIFICANT TENANT
------------------------------------
     1 Healthsouth                                  1,124,390                   136,625                          1,261,015  10.40%
     2 HCA                                            536,067                   702,916                          1,238,983  10.22%
     3 Baptist Memorial Healthcare Corporation                      60,000      366,523   350,502                  777,025   6.41%
     4 Tenet Healthcare Corporation                   258,485                   420,346    29,401                  708,232   5.84%
     5 Emeritus Corporation                           502,119                                                      502,119   4.14%
     6 Stamford Health Systems                                                            258,017                  258,017   2.13%
     7 Methodist Healthcare System                                              222,688                            222,688   1.84%
     8 Vanguard Health System                         194,803                                                      194,803   1.61%
     9 Baylor Health Systems                                       165,000                                         165,000   1.36%
    10 Psychiatric Solutions, Inc.                    153,341                                                      153,341   1.26%
    11 Triad Hospitals, Inc.                          146,971                                                      146,971   1.21%
    12 Hawaii Pacific Health                                                    142,116                            142,116   1.17%
    13 United Medical Center                                                    139,647                            139,647   1.15%
    14 Pendleton Memorial Methodist Hospital                                    129,770                            129,770   1.07%
    15 Labcorp of America                             129,294                                                      129,294   1.07%
 16-28 13 Operators with Square Feet Less Than 1%     327,955            -      488,302         -        9,578     825,835   6.81%
                                                    -----------------------------------  ------------------------------------------
       TOTAL                                        3,373,425      225,000    2,748,933   637,920        9,578   6,994,856  57.69%
                                                    -----------------------------------  ------------------------------------------

OTHER OPERATOR/SIGNIFICANT TENANT
---------------------------------
    29 Aston Care Systems, Inc                                                                         835,147     835,147   6.89%
    30 Life Care Centers of America                   563,379                                          131,813     695,192   5.73%
    31 Lewis-Gale Clinic, LLC                                                   472,388                            472,388   3.90%
    32 Senior Lifestyles                              308,742                                                      308,742   2.55%
    33 Summerville Senior Living                      292,231                                                      292,231   2.41%
    34 Multi-tenant                                    26,000                   220,537                            246,537   2.03%
    35 Centennial Healthcare Corporation              151,172                                                      151,172   1.25%
    36 Melbourne Internal Medicine                    140,125                                                      140,125   1.16%
    37 HSI                                            139,216                                                      139,216   1.15%
    38 Prestige Care                                                                                   129,618     129,618   1.07%
    39 M D Anderson                                                             129,495                            129,495   1.07%
 40-64 25 Operators with Square Feet Less Than 1%     836,045            -      304,803   138,098      310,875   1,589,821  13.11%
                                                    -----------------------------------  ------------------------------------------
       TOTAL                                        2,456,910            -    1,127,223   138,098    1,407,453   5,129,684  42.31%
                                                    -----------------------------------  ------------------------------------------
       TOTAL SQUARE FEET                            5,830,335      225,000    3,876,156   776,018    1,417,031  12,124,540 100.00%
                                                    ===================================  ==========================================


10)      ASSISTED LIVING FACILITY OCCUPANCY


                                         ALF Revenue
                                        For the Three     % of ALF
                          Number of     Months Ended     Revenue to
           Occupancy      Facilities      12/31/03      Total Revenue
         -------------------------------------------------------------

           0% to 24.9%        0              $0            0.0%
          25% to 49.9%        1             166            0.3%
          50% to 69.9%        7             492            1.0%
          70% to 84.9%        9             903            1.8%
         85% to 100.0%       21           2,761            5.5%
                          --------------------------------------
                             38          $4,322            8.7%
                          ======================================


NOTE: Occupancy rates are generally as of September 30, 2003 and revenues are for the three months ended December 31, 2003.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                         PAGE 7 OF 13

11)      LEASE/MORTGAGE MATURITY SCHEDULE

         A)       LEASES


                                                                                                      Weighted
                                                  Number of                                           Average
                                                  Operating         Estimated      Percent of        Remaining
                                 Number of         Property        Annualized      Annualized          Lease
                               Master Leases        Leases         Net Revenue     Net Revenue      Term (Years)
                               ---------------------------------------------------------------------------------

                        2003         5                 2            $  3,937          2.36%             0.00
                        2004        10               102              13,103          7.84%             0.05
                        2005         3               106               9,168          5.49%             0.07
                        2006         3                88               9,474          5.67%             0.13
                        2007         6                51               9,375          5.61%             0.23
                        2008        14                48              15,154          9.07%             0.50
                        2009        22                11              23,999         14.37%             0.82
                        2010        15                 9              12,943          7.75%             0.61
                        2011         8                16              19,181         11.48%             0.57
                        2012         8                 4               8,068          4.83%             0.41
                        2013        27                 6              24,915         14.91%             1.54
                        2014         1                 6               1,902          1.14%             0.07
                        2015         8                 0               4,819          2.88%             0.41
                  After 2015         5                10              11,012          6.59%             1.35
                               ---------------------------------------------------------------------------------
                       TOTAL       135               459            $167,050        100.00%             6.77
                               =================================================================================
                               NUMBER OF PROPERTIES REPRESENTED: 204


         B)       MORTGAGES


                                                                                      Weighted
                                                                                       Average
                                                  Estimated        Percent of         Remaining
                                 Number of        Annualized       Annualized         Mortgage
                                 Mortgages       Net Revenue       Net Revenue      Term (Years)
                                 ---------------------------------------------------------------

                        2003         4             $ 1,572           13.64%             0.00
                        2004         1               2,203           19.11%             0.15
                        2005         2                 709            6.15%             0.16
                        2006         3               4,560           39.57%             0.78
                        2007         0                  --            0.00%             0.00
                        2008         2                 861            7.47%             0.36
                        2009         1                 549            4.76%             0.33
                        2010         0                  --            0.00%             0.00
                        2011         0                  --            0.00%             0.00
                        2012         0                  --            0.00%             0.00
                        2013         1               1,071            9.29%             1.36
                        2014         0                  --            0.00%             0.00
                  After 2014         0                  --            0.00%             0.00
                                 ---------------------------------------------------------------
                       TOTAL        14             $11,525          100.00%             3.15
                                 ===============================================================

12)      CONSTRUCTION IN PROGRESS - AS OF DECEMBER 31, 2003


                                                              Investment      Remaining         Total
         Operator                                Properties     Balance      Commitment    Real Estate (1)
         ---------------------------------       ---------------------------------------------------------
         Baptist Collierville                        1          $ 6,777       $ 4,171           $10,948
         Baylor Medical Center at Plano              1            6,421        25,943            32,364
                                                 ------------------------------------------------------
         TOTAL                                       2          $13,198       $30,114           $43,312
                                                 ======================================================

             Percentage of construction in progress to total investment portfolio:                0.79%
                                                                                                =======


         (1)      Projected Timing of Conversion to Revenue Producing Assets:


                   2003                    2004                 2005
                  -----------------------------------------------------------
                   QTR 4    QTR 1     QTR 2    QTR 3   QTR 4    QTR1    Total
                  -----------------------------------------------------------
                    $0      $0      $10,948    $0      $0    $32,364  $43,312
                  ===========================================================

         (2) During the three and twelve months ending December 31, 2003, the Company capitalized interest in the amount of $195 and $724, respectively.

         (3) Developments announced, but construction has not yet commenced:


                                     Approximate    Estimated    Estimated
                     Project         Commitment      Start      Completion
                 ---------------     -------------------------------------
                 Baylor/Irving        $21,810        Q1-04         Q2-05
                                     --------
                      TOTAL           $21,810
                                     ========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                         PAGE 8 OF 13

13)      LONG-TERM DEBT INFORMATION - AS OF DECEMBER 31, 2003

         A)       BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:


                                                             Balance            Effective Rate
                                                             ----------------------------------------
                  Fixed Rate Debt:
                     Senior Notes due 2006                   $ 70,000               9.49%
                     Senior Notes due 2011, net               310,535               7.218%                  See Note (C)
                     Mortgage Notes Payable                    53,413       Range from 7.22% to 7.76%       See Note (D)
                     Other Note Payable                         2,333               7.53%
                                                             ---------
                                                              436,281
                                                             ---------
                  Variable Rate Debt:  (See Note C)
                     Unsecured Credit Facility due 2006       154,000          1.10% over LIBOR             See Note (E)
                                                             ---------
                                                              154,000
                                                             ---------

                                        TOTAL                $590,281
                                                             =========


         B)       FUTURE MATURITIES:


                                                                                                                2009
                                                              2004      2005       2006     2007       2008   and After     Total
                                                           ------------------------------------------------------------------------

                  Fixed Rate Debt:
                     Senior Notes due 2006                 $20,300    $ 20,300   $ 29,400  $   --    $   --   $     --    $ 70,000
                     Senior Notes due 2011, net              1,697       1,822      1,956   2,099     2,254    300,707     310,535
                     Mortgage Notes Payable                  3,474       3,748      4,037   4,349     4,681     33,124      53,413
                     Other Note Payable                      1,166       1,167         --      --        --         --       2,333
                  Variable Rate Debt:
                     Unsecured Credit Facility due 2006                     --    154,000      --        --         --     154,000
                                                           ------------------------------------------------------------------------
                                                           $26,637    $ 27,037   $189,393  $6,448    $6,935   $333,831    $590,281
                                                           ========================================================================

         C) In May 2001, the Company sold at a discount $300 million principal amount of unsecured 8.25% Senior Notes due May 2011. The notes were priced to yield 8.202%. In June 2001, the Company entered into interest rate swap agreements totaling $125 million to offset changes in the fair value of $125 million of the notes. The Company paid interest at the equivalent rate of 1.99% over six month LIBOR. In March 2003, these interest rate swap agreements were terminated and new swaps were entered into under terms identical to those of the old swaps except that the equivalent rate is now 4.12% over six month LIBOR. The Company received cash equal to the fair value of the terminated swaps of $18.4 million. The fair value of the terminated swaps are combined with the principal balance of the senior notes on the balance sheet. The fair value gain of $18.4 million will be amortized against interest expense over the remaining term of the notes offsetting the increase in the spread over LIBOR. The fair value of the swaps entered into in March 2003 are also combined with the principal balance of the senior notes on the balance sheet.

         D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are wholly owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

                  In October 2003, the Company prepaid three mortgage notes payable totaling $15.4 million, resulting in a 1% prepayment penalty. The three notes bore interest at 8.125% and were scheduled to mature in September 2004.

         E) In July 2001, the Company entered into a $150 million Unsecured Credit Facility due 2004 with six banks. The Unsecured Credit Facility due 2004, which was set to mature in July 2004, was priced at 1.15% over LIBOR, and had a 0.2% facility fee.

                  In October 2003, the Company modified and renewed its existing $150 million senior unsecured revolving credit facility which would have matured in July 2004, with a new, three year $300 million senior unsecured revolving credit facility. The new facility may be increased to $350 million at any time during the first 2 years at the Company's request subject to the availability of additional capital commitments. The new facility due 2006 bears interest at LIBOR rates plus 1.10%, payable quarterly, and matures in October 2006. In addition, the Company will pay a facility fee of 0.35% on the commitment, and is subject to other terms and conditions customary for transactions of this nature.

         F)       CREDIT RATING:

                  Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006 and 2011.

                  Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006 and 2011 and the Unsecured Credit Facility due 2006.

                  Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006 and 2011.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                         PAGE 9 OF 13

14)      DIVIDEND HISTORY (DOLLARS NOT ROUNDED TO THOUSANDS)

         A)       COMMON STOCK


                                                                                         Increase
                                                                                        From Prior
                  Operating Period               Payment Date            Amount           Quarter        Annualized
                  -------------------------------------------------------------------------------------------------

                  First Quarter 1998             May 18, 1998             0.515            0.005            2.06
                  Second Quarter 1998            Aug. 17, 1998            0.520            0.005            2.08
                  Third Quarter 1998             Nov. 16, 1998            0.525            0.005            2.10
                  Fourth Quarter 1998            Feb. 15, 1999            0.530            0.005            2.12

                  First Quarter 1999             May 17, 1999             0.535            0.005            2.14
                  Second Quarter 1999            Aug. 16, 1999            0.540            0.005            2.16
                  Third Quarter 1999             Nov. 16, 1999            0.545            0.005            2.18
                  Fourth Quarter 1999            Feb. 16, 2000            0.550            0.005            2.20

                  First Quarter 2000             May 17, 2000             0.555            0.005            2.22
                  Second Quarter 2000            Aug. 16, 2000            0.560            0.005            2.24
                  Third Quarter 2000             Dec. 6, 2000             0.565            0.005            2.26
                  Fourth Quarter 2000            Mar. 7, 2001             0.570            0.005            2.28

                  First Quarter 2001             June 7, 2001             0.575            0.005            2.30
                  Second Quarter 2001            Sept. 6, 2001            0.580            0.005            2.32
                  Third Quarter 2001             Dec. 6, 2001             0.585            0.005            2.34
                  Fourth Quarter 2001            Mar. 6, 2002             0.590            0.005            2.36

                  First Quarter 2002             June 6, 2002             0.595            0.005            2.38
                  Second Quarter 2002            Sept. 5, 2002            0.600            0.005            2.40
                  Third Quarter 2002             Dec. 5, 2002             0.605            0.005            2.42
                  Fourth Quarter 2002            Mar. 6, 2003             0.610            0.005            2.44

                  First Quarter 2003             June 5, 2003             0.615            0.005            2.46
                  Second Quarter 2003            Sept. 4, 2003            0.620            0.005            2.48
                  Third Quarter 2003             Dec. 4, 2003             0.625            0.005            2.50
                  Fourth Quarter 2003            Mar. 4, 2004             0.630            0.005            2.52


         B)       PREFERRED STOCK

                  On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.

         C)       INFORMATION REGARDING TAXABLE STATUS OF 2003 CASH
                  DISTRIBUTIONS


                                             Cash            Taxable                                 Total
                                          Distribution       Ordinary           Return of           Capital
                                           Per Share         Dividend            Capital             Gain
                                          -----------------------------------------------------------------

                  HR COMMON                $2.470000        $1.497420          $0.972580            $  --
                  CUSIP # 421946104


                  NOTE: On May 28, 2003 the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("JGTRRA") was signed into law which, as part of an effort to correct the effects of double taxation of certain corporate dividends, included a measure to lower the tax rate on dividends paid to shareholders. However, dividends paid by REITs have not historically been subject to this double taxation and therefore, the lower rate applied to dividends in the new law will not apply to the dividends paid by the Company. The dividends paid by the Company will continue to be taxed at the current ordinary income rates of the taxpayer.

                  Additionally, the JGTRRA lowered the capital gains rates. These capital gain rate reductions apply to shareholders with any type of capital gain, including those that are created by a REIT. Therefore, these lower rates will apply to capital gains of the Company which any shareholder may have.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                        PAGE 10 OF 13

15)      COMMON SHARES INFORMATION

          The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:


                                                                         FOR THE THREE MONTHS              FOR THE TWELVE MONTHS
                                                                             ENDED DEC 31,                     ENDED DEC 31,
                                                                      ---------------------------       ---------------------------
                                                                         2003             2002             2003              2002
                                                                      ----------       ----------       ----------       ----------

         TOTAL COMMON SHARES OUTSTANDING                              42,823,916       41,823,564       42,823,916       41,823,564
                                                                      ===========================       ===========================

         WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                   42,812,706       42,092,529       42,248,606       41,919,834
                Actual Restricted Stock Shares                        (1,119,324)        (945,302)      (1,119,324)        (945,302)
                                                                      ---------------------------       ---------------------------
         DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO        41,693,382       41,147,227       41,129,282       40,974,532

                Restricted Shares - Treasury                             533,977          537,197          600,179          539,516
                Dilution for Convertible Debentures                            0                0                0                0
                Dilution for Employee Stock Purchase Plan                 49,452           62,612           50,627           92,020
                                                                      ---------------------------       ---------------------------
         DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO      42,276,811       41,747,036       41,780,088       41,606,068
                                                                      ===========================       ===========================

Note 1: As of December 31, 2003, HR had approximately 1,908 shareholders of record.

Note 2: On September 10, 2003, HR sold 750,000 shares of common stock, par value $0.01 per share, in an underwritten public offering for net proceeds of $23.3 million.

16) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF DECEMBER 31, 2003


          Officers                        Owned           Restricted (1)     Reserved (2)         Options        Total
          -------------------------------------------------------------------------------------------------------------

          David R. Emery                 144,800 (3)        701,180           112,500                 0         958,480
          Roger O. West                    5,832            365,735            55,000                 0         426,567
          Scott W. Holmes                  1,418              4,398                 0                 0           5,816
          J.D. Carter Steele               3,594              4,614                 0                 0           8,208

          Other Officers as a group       20,219             38,418                 0                 0          58,637

          Directors as a group            47,672              3,000                 0                 0          50,672
                                         ------------------------------------------------------------------------------
          Total                          223,535          1,117,345           167,500                 0       1,508,380
                                         ==============================================================================


         (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

         (2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

         (3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17)      INSTITUTIONAL HOLDINGS AS OF SEPTEMBER 30, 2003

         A)       Institutional Shares Held:                       20,673,804          (Source: Form 13F Filings)
                                                                  ===========

         B)       Number of Institutions:                                 153
                                                                  ===========

         C)       Percentage of Common Shares Outstanding:             48.29%
                                                                  ===========

18)      BOOK VALUE PER COMMON SHARE


          Total Stockholders' Equity                              $   903,450

          Total Common Shares Outstanding                          42,823,916
                                                                  -----------

          Book Value Per Common Share                             $    21.10
                                                                  ===========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                        PAGE 11 OF 13

19)      OTHER CORPORATE INFORMATION

         A)       CORPORATE HEADQUARTERS:

                      HEALTHCARE REALTY TRUST INCORPORATED
                      HEALTHCARE REALTY SERVICES INCORPORATED
                      3310 West End Avenue, Suite 700
                      Nashville, TN  37203
                      Phone:  615-269-8175
                      Fax:  615-269-8461
                      E-mail:  hrinfo@healthcarerealty.com

                  OTHER OFFICES:

                      Central Regional Office - Tennessee
                      Eastern Regional Office - Georgia
                      Western Regional Office - California

         B)       STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:


                  Security Description            Stock Exchange              Symbol         CUSIP Number
                  ---------------------------------------------------------------------------------------
                  Common Stock                  New York Stock Exchange         HR             421946104
                  Senior Notes due 2011         OTC                             HR             421946AE4


         C)       WEB SITE:

                  www.healthcarerealty.com

         D)       CORPORATE OFFICERS:

                  HEALTHCARE REALTY TRUST INCORPORATED
                  David R. Emery,  Chairman of the Board and
                     Chief Executive Officer
                  John M. Bryant, Jr., Senior Vice President and
                      General Counsel
                  Scott W. Holmes, Senior Vice President and Chief Financial
                      Officer
                  J. D. Carter Steele, Senior Vice President and Chief
                      Operating Officer
                  Eric W. Fischer, Senior Vice President / Real Estate
                      Investments
                  Fredrick M. Langreck, Senior Vice President / Treasurer Donald L. Husi, Vice President / Senior Living Asset
                      Administration
                  Leigh Ann Stach, Vice President / Financial Reporting
                  Roger O. West,  Vice President
                  B. Douglas Whitman, Vice President / Real Estate Investments Brince R. Wilford, Vice President / Real Estate Investments William R. Davis, Associate Vice President / Information
                      Technology
                  Toni L. Ewing, Associate Vice President / Asset Administration Rita H. Todd, Corporate Secretary

                  HEALTHCARE REALTY SERVICES INCORPORATED
                  B. Bart Starr,  Chairman of the Board
                  Thomas M. Carnell, Vice President / Design & Construction Gilbert T. Irvin, Vice President / Operations
                  Anne C. Sanborn, Vice President / Project Development
                     Services

         E)       BOARD OF DIRECTORS:

                  David R. Emery, Chairman of the Board and Chief Executive
                     Officer, Healthcare Realty Trust Incorporated
                  Errol L. Biggs, Ph.D., Director - Center for Health
                     Administration, University of Colorado (Healthcare Academician)
                  C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
                      Medical Officer, Piedmont Clinic (Physician)
                  Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith &
                      Partners (Healthcare Architect)
                  Marliese E. Mooney (Hospital Operations Consultant)
                  Edwin B. Morris III, Managing Director, Morris & Morse (Real
                      Estate Finance Executive)
                  J. Knox Singleton, Chief Executive Officer, INOVA Health
                      Systems (Healthcare Provider Executive)
                  Dan S. Wilford, retired President and Chief Executive
                      Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                        PAGE 12 OF 13

         F)    PROFESSIONAL AFFILIATIONS:

                  INDEPENDENT PUBLIC AUDITORS
                  Ernst & Young LLP
                  Suntrust Center
                  424 Church Street, Suite 1100
                  Nashville, TN  37219

                  TRANSFER AGENT
                  EquiServe
                  P.O. Box 43010
                  Providence, RI 02940-3010
                  Phone: 781-575-3400

         G)    DIVIDEND REINVESTMENT PLAN:

                  Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

         H)    DIRECT DEPOSIT OF DIVIDENDS:

                  Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

         I)    ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                  A.G. Edwards & Sons, Inc.     John Sheehan (314) 955-5834
                  Banc of America Securities    Gary Taylor (212) 847-5174
                  Legg Mason Wood Walker Inc.   Jerry Doctrow (410) 454-5142
                  Prudential Securities, Inc.   Jim Sullivan (212) 778-2515
                  Wachovia Securities, Inc.     Stephen Swett (212) 909-0954

         J)    PROJECTED DATES FOR 2004 DIVIDEND AND EARNINGS PRESS RELEASES:


                                                  DIVIDEND                  EARNINGS
                                              -----------------        ----------------
                  First Quarter 2004           April 27, 2004            April 30, 2004
                  Second Quarter 2004           July 27, 2004             July 30, 2004
                  Third Quarter 2004          October 26, 2004         October 29, 2004
                  Fourth Quarter 2004         January 25, 2005         January 28, 2005

                  NOTE: A conference call will be scheduled at 9:00 AM Central Time the morning of the earnings press release.

         K)    INVESTOR RELATIONS:

                  Healthcare Realty Trust Incorporated
                  3310 West End Avenue, Suite 700
                  Nashville, TN  37203
                  Attention:  Bethany A. Mancini
                  Phone:  615-269-8175
                  Fax:  615-269-8461
                  E-mail:  BMancini@healthcarerealty.com

              In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2002. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE AND TWELVE MONTHS ENDED DEC 31, 2003                        PAGE 13 OF 13